UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K/A
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 19, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously indicated, Evolent Health, Inc. (“Evolent”) is filing this Amendment No. 2 on Form 8-K/A to Evolent’s Current Report on Form 8-K filed with the SEC on January 23, 2023 (the “Original Form 8-K”) and amended on September 26, 2023 (“Amendment No. 1”), to provide the restated financial results of NIA (as defined in Amendment No. 1) as of September 30, 2022 and December 31, 2021 and for the nine months ended September 2022 and 2021 to replace the financial statements filed as Exhibit 99.2 to the Original Form 8-K, and revised pro forma financial information of Evolent as of and for the nine months ended September 30, 2022, to replace the pro forma financial information of Evolent as of and for the nine months ended September 30, 2022, included as part of Exhibit 99.3 to the Original Form 8-K. Except for the foregoing, this Amendment does not modify, update or replace any disclosure contained or filed in an exhibit to the Original Form 8-K or Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The restated unaudited financial statements of Magellan Specialty Health, a business of Magellan Parent (“Magellan”), comprised of the condensed combined balance sheets as of September 30, 2022 and December 31, 2021, the related condensed combined statements of operations, cash flows and equity for each of the nine months ended September 30, 2022 and 2021 and the related notes to the condensed combined financial statements, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

Restated unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2022, giving effect to the Closing, is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
99.1	Restated unaudited financial statements of Magellan Specialty Health as of September 30, 2022 and December 31, 2021 and for each of the nine months ended September 30, 2022 and 2021.
99.2	Restated unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2022.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2023

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary